UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: April 27, 2010

(Date of earliest event reported)

INTERNATIONAL BUSINESS MACHINES CORPORATION

(Exact name of registrant as specified in its charter)

New York	1-2360	13-0871985
(State of Incorporation)	(Commission File Number)	(IRS employer Identification No.)

ARMONK, NEW YORK	10504
(Address of principal executive offices)	(Zip Code)

914-499-1900

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.   Submission of Matters to a Vote of Security Holders.

IBM held its Annual Meeting of Stockholders on April 27, 2010.  For more information on the following proposals, see the company’s proxy statement dated March 8, 2010, the relevant portions of which are incorporated herein by reference.

•                  The stockholders elected each of the fourteen nominees to the Board of Directors for a one-year term by a majority of the votes cast:

DIRECTOR	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
A.J.P. Belda	770,181,183	78,432,436	6,802,941	163,941,639
C. Black	793,901,806	54,850,899	6,663,855	163,941,639
W. R. Brody	830,161,677	18,752,384	6,502,499	163,941,639
K. I. Chenault	820,291,860	28,603,380	6,521,448	163,941,639
M. L. Eskew	686,553,062	159,697,873	9,165,625	163,941,639
S. A. Jackson	773,049,800	75,630,043	6,736,717	163,941,639
A. N. Liveris	779,544,259	68,885,289	6,987,012	163,941,639
W. J. McNerney, Jr.	826,476,017	22,312,112	6,628,431	163,941,639
T. Nishimuro	836,139,705	12,365,625	6,911,230	163,941,639
J. W. Owens	822,676,748	26,132,613	6,607,199	163,941,639
S. J. Palmisano	818,186,904	31,370,835	5,858,949	163,941,639
J. E. Spero	837,103,155	11,898,229	6,415,176	163,941,639
S. Taurel	830,653,021	18,219,714	6,543,825	163,941,639
L.H. Zambrano	751,423,821	96,289,597	7,703,142	163,941,639

•                  The stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Independent Registered Public Accounting Firm for the company:

For	989,058,977
Against	24,494,897
Abstain	5,804,325
Total	1,019,358,199

Three stockholder proposals were presented at the meeting.  The stockholder proposal on Annual Incentive Payout was not presented at the meeting.

•                  Stockholder Proposal on Cumulative Voting:

For	251,507,294	29.79%
Against	592,741,351	70.21%
Abstain	11,168,043
Broker Non-Votes	163,941,639
Total	1,019,358,327

•                  Stockholder Proposal on New Threshold for Calling Special Meetings:

For	356,758,627	42.44%
Against	483,863,653	57.56%
Abstain	14,794,408
Broker Non-Votes	163,941,639
Total	1,019,358,327

•                  Stockholder Proposal on Advisory Vote on Executive Compensation (“Say on Pay”):

For	378,897,492	45.29%
Against	457,760,232	54.71%
Abstain	18,758,964
Broker Non-Votes	163,941,639
Total	1,019,358,327

IBM’s web site (www.ibm.com) contains a significant amount of information about IBM, including financial and other information for investors (www.ibm.com/investor/). IBM encourages investors to visit its various web sites from time to time, as information is updated and new information is posted.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: April 29, 2010

	By:	/s/ Andrew Bonzani
Andrew Bonzani
Vice President,
Assistant General Counsel &
Secretary